UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Eagle Pharmaceuticals, Inc., or the Company, on November 7, 2022, or the Original Form 8-K. The Original Form 8-K furnished the Company's November 7, 2022 press release, or the Original Press Release, which reported the Company's results for the fiscal quarter ended September 30, 2022. As described in Item 2.02 below, on November 9, 2022, the Company reissued the press release, or the Updated Press Release, correcting certain disclosures in the Original Press Release regarding the Company's Condensed Consolidated Balance Sheets, Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Cash Flows, Reconciliation of GAAP to adjusted non-GAAP net income and adjusted non-GAAP earnings per share, and Reconciliation of GAAP to adjusted non-GAAP EBITDA and corresponding figures included in the narrative therein, and is correcting corresponding references made on its third quarter 2022 earnings call held on November 7, 2022. The other information disclosed in the Original Press Release, Original Form 8-K and earnings call is unchanged.

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2022, the Company issued the Original Press Release announcing its operating results for the third fiscal quarter ended September 30, 2022. The Updated Press Release was then issued on November 9, 2022 to correct errors contained in the “Condensed Consolidated Balance Sheets,” “Condensed Consolidated Statements of Operations,” “Condensed Consolidated Statements of Cash Flows,” “Reconciliation of GAAP to adjusted non-GAAP net income and adjusted non-GAAP earnings per share,” and “Reconciliation of GAAP to adjusted non-GAAP EBITDA” in the Original Press Release consisting of errors in the line items entitled “other assets,” “total assets,” “retained earnings,” “total stockholders’ equity,” “total liabilities and stockholders’ equity,” “other expense,” “total other expense, net,” “(loss) income before income tax (provision) benefit,” “net (loss) income,” “net income (loss),” “(loss) earnings per share attributable to common stockholders: basic,” “(loss) earnings per share attributable to common stockholders: diluted,” and “fair value adjustments on equity investment.” In addition, the narrative disclosure in the Updated Press Release corrected references to third quarter GAAP net loss (updated from $(3.5) million to $(7.1) million), third quarter GAAP net loss per basic and diluted share (updated from $(0.27) to $(0.54)), and nine-month 2022 GAAP net income per basic share (updated from $2.41 to $2.13) and per diluted share (updated from $2.38 to $2.11). All other information in the Original Press Release remained unchanged, including adjusted non-GAAP net income, adjusted non-GAAP basic and diluted earnings per share and adjusted non-GAAP EBITDA.

In connection with the corrections made in the Updated Press Release described above, the Company is also correcting its references to third quarter GAAP net loss and GAAP net loss per basic and diluted share made on its third quarter earnings call held on November 7, 2022, updated from $(3.5) million to $(7.1) million and $(0.27) to $(0.54), respectively. The other information disclosed on the earnings call remains unchanged, including adjusted non-GAAP net income, adjusted non-GAAP basic and diluted earnings per share and adjusted non-GAAP EBITDA.

A copy of the Updated Press Release is attached as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference. The information contained in Item 2.02 of this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Updated Press Release of the Company, dated November 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2022	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer